EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS
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We consent to the incorporation by reference in this Annual Report (Form 10-K)
of Weiner's Stores, Inc. of our report dated March 16, 2000, included in the 1999 Annual Report to Stockholders of Weiner's Stores, Inc.


                                                           /s/ Ernst & Young LLP
April 14, 2000
Houston, Texas